PACTIV CORPORATION
POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 11, 2008.

/s/ Roger B. Porter

Roger B. Porter

PACTIV CORPORATION
POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 9, 2008.

/s/ Larry D. Brady

Larry D. Brady

PACTIV CORPORATION
POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 18, 2008.

/s/ K. Dane Brooksher

K. Dane Brooksher

PACTIV CORPORATION
POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 16, 2008.

/s/ Robert J. Darnall

Robert J. Darnall

PACTIV CORPORATION
POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 18, 2008.

/s/ Mary R. (Nina) Henderson

Mary R. (Nina) Henderson

PACTIV CORPORATION
POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 15, 2008.

/s/ N. Thomas Linebarger

N. Thomas Linebarger

PACTIV CORPORATION
POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2007 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 11, 2008.

/s/ Norman H. Wesley

Norman H. Wesley